EXHIBIT 10.3

                           MBIA INSURANCE CORPORATION

                       FINANCIAL GUARANTY INSURANCE POLICY

                                February 23, 1999

                                                                Policy No. 28601

Re: CIT Marine Trust 1999-A (the "Trust") $325,000,000 Class A-1 5.45% Asset-Backed
                                    Notes, $179,000,000 Class A-2 5.80%
                                    Asset-Backed Notes, $117,000,000 Class A-3
                                    5.85% Asset-Backed Notes, and $103,134,000
                                    Class A-4 6.25% Asset-Backed Notes
                                    (collectively, the "Notes").

Insured Obligation:                 Obligation to pay timely interest and
                                    ultimate principal on the Notes and the
                                    amount of any collateralization shortfall.

Beneficiary:                        Harris Trust and Savings Bank, as indenture
                                    trustee (the "Indenture Trustee") under the Indenture dated as of February 1, 1999 (the
                                    "Indenture") between the Trust and the
                                    Indenture Trustee (together with any
                                    successor indenture trustee duly appointed and qualified under the Indenture) for the benefit of the Noteholders (as defined below).

      MBIA INSURANCE CORPORATION ("MBIA"), for consideration received, hereby unconditionally and irrevocably guarantees to the Indenture Trustee, subject only to the terms of this Financial Guaranty Insurance Policy (the "Policy"), payment of the Insured Obligation. MBIA agrees to pay to the Indenture Trustee, in respect of (i) each Distribution Date (other than the Final Scheduled Distribution Date with respect to a Class of Notes), an amount equal to the amount by which the Note Interest Distribution Amount exceeds that portion of the Available Amount allocated to pay such amounts as provided in the Sale and Servicing Agreement (as defined below) after giving effect to amounts available therefor from the Reserve Account, (ii) each Distribution Date which is a Final Scheduled Distribution Date with respect to a Class of Notes, (A) an amount equal to the amount by which the Note Interest Distribution Amount for such Class of Notes exceeds that portion of the Available Amount allocated to pay such amounts as provided in the Sale and Servicing Agreement after giving effect to amounts available therefor from the Reserve Account and (B) an amount equal to the outstanding principal balance of such

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Class of Notes after giving effect to the payment of any Note Primary Principal
Distribution Amount or Additional Principal Distribution Amount for such Class of Notes and any amounts available therefor from the Reserve Account, and (iii) each Distribution Date, an amount equal to the Collateralization Shortfall, if any, on such Distribution Date (the "Note Policy Claim Amount"). MBIA also agrees to pay an amount equal to any Avoided Payment (as defined below). MBIA's obligations under this Policy will be discharged to the extent funds equal to the amounts described above are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Payments hereunder shall be made only at the time set forth in this Policy. This Policy shall not guarantee payments of principal on the Notes other than the outstanding principal amount of each Class of Notes on the Final Scheduled Distribution Date for such Class of Notes and the Collateralization Shortfall, and will not guarantee payment of any amounts that become due on an accelerated basis as a result of (a) a default by the Trust, (b) the occurrence of an Event of Default under (and as defined in) the Indenture, or (c) any other cause. MBIA may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. MBIA may elect, in its sole discretion, to pay all or a portion of any shortfalls in the amount of such Available Amount to make distributions of principal on the Notes, other than distributions of principal with respect to a class of Notes on the Final Scheduled Distribution Date therefor and the Collateralization Shortfall, which is guaranteed by MBIA as provided above. In no event shall a payment made hereunder with respect to principal exceed the Policy Amount. As used herein in the "Policy Amount" means the aggregate principal balance of the Notes as of the Closing Date less all payments made hereunder with respect to principal.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement dated as of February 1, 1999 among The CIT Group Securitization Corporation II, as seller (the "Seller"), The CIT Group/Sales Financing, Inc. ("CITSF" or the "Servicer"), CIT Marine Trust 1996-A (the "Selling Trust"), and the Trust (the "Sale and Servicing Agreement").

      As used herein the term "Insolvency Proceeding" means (i) the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against the Trust, the Seller, the Servicer, the Selling Trust or The CIT Group, Inc. ("CIT"), (ii) the commencement, after the date hereof, of any proceedings by or against the Trust, the Seller, the Servicer, the Selling Trust or CIT for the winding up or liquidation of its affairs, or (iii) the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to the Trust, the Seller, the Servicer, the Selling Trust or CIT.

      As used herein the term "Noteholder" means each Noteholder who on the applicable Distribution Date is entitled under the terms of the related Note to receive payments thereunder.

      Payment of amounts hereunder shall be made in immediately available funds on the later of (a) 3:00 p.m., New York City time, on the related Distribution Date and (b) 3:00 p.m., New York City time, on the third Business Day following presentation to State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") (as hereinafter provided) of a notice for payment in the form of Exhibit A


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hereto ("Notice for Payment"), appropriately completed and executed by the
Indenture Trustee. A Notice for Payment under this Policy may be presented to the Fiscal Agent on any Business Day on or following the Determination Date in respect of which the Notice for Payment is being presented, but in any event, not later than the third Business Day prior to the applicable Distribution Date, by (a) delivery of the original Notice for Payment to the Fiscal Agent at its address set forth below, or (b) facsimile transmission of the original Notice for Payment to the Fiscal Agent at its facsimile number set forth below. If presentation is made by facsimile transmission, the Indenture Trustee shall (i) simultaneously confirm transmission by telephone to the Fiscal Agent at its telephone number set forth below, and (ii) as soon as reasonably practicable, deliver the original Notice for Payment to the Fiscal Agent at its address set forth below. Any Notice for Payment received by the Fiscal Agent after 3:00 p.m., New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by the Fiscal Agent on the next succeeding Business Day.

      Subject to the foregoing, if the payment of any amount guaranteed by this Policy and previously distributed to a Noteholder in respect of the Notes that is recoverable and sought to be recovered as a voidable preference in an Insolvency Proceeding in accordance with a nonappealable order of a court having competent jurisdiction is voided ("Avoided Payment"), MBIA will make such Avoided Payment on behalf of the Noteholder upon receipt by the Fiscal Agent from the Indenture Trustee on behalf of such Noteholder of (i) a certified copy of a final, nonappealable order of a court having competent jurisdiction to the effect that the Noteholder is required to return any principal or interest paid on the Notes prior to the Termination Date of this Policy because such payment was voided under applicable law (the "Order") together with a certificate of such Noteholder that such Order is final and not subject to appeal, (ii) an assignment, substantially in the form attached hereto as Exhibit B, properly completed and executed by such Noteholder irrevocably assigning to MBIA all rights and claims of such Noteholder relating to or arising under such Avoided Payment, (iii) a Notice for Payment in the form of Exhibit A hereto appropriately completed and executed by the Indenture Trustee, and (iv) appropriate instruments to effect the appointment of MBIA as agent for such Noteholder in any legal proceeding relating to such Avoided Payment.

      MBIA shall make payments due in respect of Avoided Payments no later than 12:00 noon, New York City time on the Business Day which is no earlier than (a) the third Business Day following receipt by the Fiscal Agent of the documents required under clauses (i) through (iv) of the preceding paragraph and (b) the date that such documents are received by the Fiscal Agent, if at least three Business Days prior to such receipt, the Fiscal Agent shall have received written notice from the Indenture Trustee that such documents were to be delivered on such date and such date was specified in such notice. Any such documents received by the Fiscal Agent after 3:00 p.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Fiscal Agent prior to 3:00 p.m. on the next succeeding Business Day. All payments made by MBIA hereunder on account of any Avoided Payment shall be made to the receiver or the trustee in bankruptcy named in the Order on behalf of the Noteholder and not to the Indenture Trustee or any Noteholder directly unless such Noteholder has returned such Avoided Payment to such receiver or trustee in bankruptcy, in which case such payment will be disbursed to the Indenture Trustee on behalf of such Noteholder


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upon proof of such payment reasonably satisfactory to MBIA.

      If any Notice for Payment received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice for Payment.

      Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Noteholders by wire transfer of immediately available funds in the amount of such payment, less, in respect of Avoided Payments, any amounts held by the Indenture Trustee for the payment of such Avoided Payment and legally available therefor.

      The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to Noteholders for any acts of the Fiscal Agent or any failure of MBIA to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

      MBIA shall be subrogated to the rights of each Noteholder to receive payments under the Notes to the extent of any payment by MBIA hereunder. MBIA's rights of subrogation acquired as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on account of payments due under the Notes.

      MBIA hereby waives and agrees not to assert any and all rights to require the Indenture Trustee to make demand on or to proceed against any person, party or security prior to the Indenture Trustee demanding payment under this Policy.

      No defenses, set-offs and counterclaims of any kind available to MBIA so as to deny payment of any amount due in respect of this Policy will be valid and MBIA hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

      This Policy is neither transferable nor assignable, in whole or in part, except to a successor to the Indenture Trustee pursuant to the Indenture. All notices, presentations, transmissions, deliveries and communications made by the Indenture Trustee to MBIA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to MBIA at:

               MBIA  Insurance Corporation
               113 King Street
               Armonk, New York  10504
               Attention: Insured Portfolio Management, Structured Finance
               Telephone: (914) 273-4949
               Facsimile: (914) 765-3163


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or such  other  address,  telephone  number  or  facsimile  number  as MBIA  may designate  to the  Indenture  Trustee  in writing  from time to time.  Each such
notice,  presentation,   transmission,   delivery  and  communication  shall  be
effective only upon actual receipt by MBIA.

      Any notice hereunder delivered to the Fiscal Agent of MBIA may be made at the address listed below for the Fiscal Agent of MBIA or such other address as MBIA shall specify in writing to the Indenture Trustee.

      The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency,
Facsimile: (212) 612-3203 or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

      The obligations of MBIA under this Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Trust, the Indenture Trustee, CIT, the Seller, the Servicer or any other person to perform any covenant or obligation in favor of MBIA (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Trust, the Indenture Trustee, CIT, the Seller, the Servicer or any other person shall in any way affect or limit MBIA's obligations under this Policy. If a successful action or proceeding to enforce this Policy is brought by the Indenture Trustee, the Indenture Trustee shall be entitled to recover from MBIA costs and expenses reasonably incurred, including without limitation reasonable fees and expenses of counsel.

      This Policy and the obligations of MBIA hereunder shall terminate on the date (the "Termination Date") that is the earlier to occur of (a) ninety-one days following the earlier of (i) the latest Final Scheduled Distribution Date and (ii) the date on which all amounts required to be paid to the Noteholders have been paid in full, provided, that, if any Insolvency Proceeding is existing by or against the Trust, the Selling Trust, the Seller, the Servicer or CIT during such ninety-one day period, then this Policy and MBIA's obligations hereunder shall terminate on the date of the conclusion or dismissal of such Insolvency Proceeding without continuing jurisdiction by the court in such Insolvency Proceeding, provided, further that, and notwithstanding anything herein to the contrary, this Policy shall not terminate prior to the date on which MBIA has made all payments required to be made under the terms of this Policy in respect of Avoided Payments; and (b) the Business Day following the date that MBIA receives written notice from the Servicer terminating this Policy pursuant to Section 12.12 of the Sale and Servicing Agreement; provided, however, that no termination under this clause (b) shall be effective until (x) all amounts owed to MBIA under the Insurance Agreement on the date such written notice is received by MBIA are paid in full in cash and (y) the original of this Policy is received by MBIA.

      All payments made hereunder by MBIA shall be made with MBIA's own funds. The payment by MBIA to the Indenture Trustee of any amount guaranteed by the first paragraph of this Policy, and the payment by MBIA of any Avoided Payment shall constitute "payments" for all purposes under this Policy. In no event shall any payment be made under this Policy on


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account of (a) the failure of the Indenture Trustee to deliver the proceeds of any such payment to any Noteholder or (b) the failure of any such Noteholder to claim any such proceeds from the Indenture Trustee.

      This Policy is not covered by the property/casualty insurance fund specified in Article Seventy-Six of the New York State insurance law.

      This Policy sets forth in full the undertaking of MBIA, and shall not, except with the prior written consent of the Indenture Trustee or otherwise in accordance with the express terms hereof, be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto and may not be canceled or revoked by MBIA prior to the Termination Date.

      This Policy shall be returned to MBIA by the Indenture Trustee on the Termination Date.

      THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


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      IN WITNESS WHEREOF, MBIA has caused this Policy to be executed on the date first written above.

                                            MBIA INSURANCE CORPORATION

                                            /s/ M. Antonicelli
                                            ------------------------------------
                                            Michael Antonicelli
                                            Vice President


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

Exhibit A to Financial Guaranty Insurance Policy, Number 28601
MBIA  Insurance Corporation
113 King Street
Armonk, New York  10504
Attention: Insured Portfolio Management,
             Structured Finance

                               NOTICE FOR PAYMENT
             UNDER FINANCIAL GUARANTY INSURANCE POLICY NUMBER 28601

      Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"), hereby certifies to MBIA Insurance Corporation ("MBIA") with reference to that certain Financial Guaranty Insurance Policy, Number 28601, dated February 23, 1999 (the "Policy"), issued by MBIA in favor of the Indenture Trustee under the Indenture, dated as of February 1, 1999 between CIT Marine Trust 1999-A and the Indenture Trustee, in such capacity as follows:

      1. The Indenture Trustee is the Indenture Trustee under the Indenture and the Beneficiary under the Policy.

      2. The Indenture Trustee is entitled to make a demand under the Policy [pursuant to Section 5.09 of the Sale and Servicing Agreement] [in connection with an Avoided Payment as defined in the Policy].

[For a Notice for Payment in respect of a Distribution Date use the following paragraphs 3, 4 and 5.]

      3. This notice relates to the [insert date] Distribution Date. The amount claimed under the Policy, as specified to the Indenture Trustee by the Servicer, for such Distribution Date is $_______. The amount demanded by this notice does not exceed amounts permitted to be drawn under the Policy.

      4. The Indenture Trustee demands payment of $___________ which is an amount equal to the Note Policy Claim Amount for such Distribution Date.

      5. The amount demanded is to be paid in immediately available funds to the Note Distribution Account at ______________, account number _______________.

[For a Notice for Payment in respect of an Avoided Payment use the following paragraphs 3 and 4.]

      3. The Indenture Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments is the amount paid or to be paid simultaneously with such draw on the Policy, by all Noteholders
[$       ] (the "Avoided Payment Amount"), (ii) each Noteholder with respect to which the drawing is being made under the Policy has paid or simultaneously with such draw on the Policy will pay such Avoided Payment, and (iii) the


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documents required by the Policy to be delivered in connection with such Avoided
Payment and Avoided Payment Amount have previously been presented to MBIA or are attached hereto.

      4. The amount demanded is to be paid in immediately available funds by
wire transfer to [         ].

      [For a Notice for Payment relating to both an Avoided Payment and a Distribution Date, use the following paragraphs 3, 4, 5 and 6.]

      3. This notice relates to the [insert date] Distribution Date. The amount claimed under the Policy, as specified to the Indenture Trustee by the Servicer, for such Distribution Date is $________. The amount demanded by this notice does not exceed amounts permitted to be drawn under the Policy.

      4. The Indenture Trustee demands payment of $_____________ which is an amount equal to the Note Policy Claim Amount for such Distribution Date.

      5. The Indenture Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments is the amount paid or to be paid simultaneously with such draw on the Policy, by all Noteholders
[$       ] (the "Avoided Payment Amount"), (ii) each Noteholder with respect to which the drawing is being made under the Policy has paid or simultaneously with such draw on the Policy will pay such Avoided Payment, and (iii) the documents required by the Policy to be delivered in connection with such Avoided Payment and Avoided Payment Amount have previously been presented to MBIA or are attached hereto.

      6. The amount demanded is to be paid in immediately available funds by
wire transfer to [         ].

      Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Policy.


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      IN WITNESS WHEREOF, this notice has been executed this ____ day of
__________, _______.

                                             Harris Trust and Savings Bank

                                             By:________________________________
                                                      Authorized Officer


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Exhibit B to Financial Guaranty Insurance Policy, Number 28601

                               Form of Assignment

      Reference is made to the Financial Guaranty Insurance Policy No. 28601, dated February 23, 1999, (the "Policy") issued by MBIA Insurance Corporation ("MBIA") relating to the CIT Marine Trust 1999-A Class A-1 5.45% Asset-Backed Notes, Class A-2 5.80% Asset- Backed Notes, Class A-3 5.85% Asset-Backed Notes and Class A-4 6.25% Asset-Backed Notes. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy as incorporated by reference therein. In connection with
the Avoided Payment of [$      ] paid by the undersigned (the "Holder") on
[        ] and the payment by MBIA in respect of such Avoided Payment pursuant to the Policy, the Holder hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Holder's rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Holder now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Avoided Payment. The Holder represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Holder.

                                                ________________________________
                                                Holder of Certificate(1)

----------
(1) In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Holder's right, title and interest in such rights and claims, the Holder and MBIA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.


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